Debt	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Debt	Debt
Debt as of December 31, 2022 and 2021 includes the following:

	As of December 31, 2022		As of December 31, 2021
	Interest Rate	Outstanding Balance	Interest Rate	Outstanding Balance
Credit Facilities:
Original Revolver	—%	$—	1.62%	$211,955
Original U.S. Term Loan	—%	—	1.65%	540,000
Original EURO Term Loan	—%	—	1.50%	137,616
Amended Revolver	5.17%	195,673	—%	—
Amended U.S. Term Loan	5.70%	596,250	—%	—
Amended EURO Term Loan	1.50%	151,572	—%	—
Industrial development bonds	5.26%	10,000	5.26%	10,000
Bank lines of credit and other debt obligations	Various	1,303	Various	1,777
Total debt		$954,798		$901,348
Less: debt issuance costs		(1,992)		(8,001)
Less: short-term and current portion of long-term debts		(19,245)		(56,935)
Total long-term debt		$933,561		$836,412
Credit facilities
The Company, its wholly owned subsidiary, Quaker Chemical B.V., as borrowers, Bank of America, N.A., as administrative agent, U.S. Dollar swing line lender and letter of credit issuer, and the other lenders party thereto, entered into a credit agreement on August 1, 2019, as amended (the “Original Credit Facility”). The Original Credit Facility was comprised of a $400.0 million multicurrency revolver (the “Original Revolver”), a $600.0 million term loan (the “Original U.S. Term Loan”), each with the Company as borrower, and a $150.0 million (as of August 1, 2019) Euro equivalent term loan (the “Original EURO Term Loan”) with Quaker Chemical B.V., a Dutch subsidiary of the Company as borrower, each with a five year term, maturing in August 2024.
During June 2022, the Company, and its wholly owned subsidiary, Quaker Houghton B.V., as borrowers, Bank of America, N.A., as administrative agent, U.S. Dollar swing line lender and letter of credit issuer, Bank of America Europe Designated Active Company, as Euro Swing Line Lender, certain guarantors and other lenders entered into an amendment to the Original Credit Facility (the “Amended Credit Facility”). The Amended Credit Facility established (A) a new $150.0 million Euro equivalent senior secured term loan (the “Amended Euro Term Loan”), (B) a new $600.0 million senior secured term loan (the “Amended U.S. Term Loan”), and (C) a new $500.0 million senior secured revolving credit facility (the “Amended Revolver”). The Company has the right to increase the amount of the Amended Credit Facility by an aggregate amount not to exceed the greater of $300.0 million or 100% of Consolidated EBITDA, subject to certain conditions including the agreement to provide financing by any lender providing such increase. In addition, the Amended Credit Facility also:
(i) eliminated the requirement that material foreign subsidiaries must guaranty the Original Euro Term Loan;
(ii) replaced the U.S. Dollar borrowings reference rate from LIBOR to SOFR;
(iii) extended the maturity date of the Original Credit Facility from August 2024 to June 2027; and
(iv) effected certain other changes to the Original Credit Facility as set forth in the Amended Credit Facility.
The Company used the proceeds of the Amended Credit Facility to repay all outstanding loans under the Original Credit Facility, unpaid accrued interest and fees on the closing date under the Original Credit Facility and certain expenses and fees. U.S. Dollar-denominated borrowings under the Amended Credit Facility bear interest, at the Company’s election, at the base rate or term SOFR plus an applicable rate ranging from 1.00% to 1.75% for term SOFR loans and from 0.00% to 0.75% for base rate loans, depending upon the Company’s consolidated net leverage ratio. Loans based on term SOFR also include a spread adjustment equal to 0.10% per annum. Borrowings under the Amended Credit Facility denominated in currencies other than U.S. Dollars bear interest at the alternative currency term rate plus the applicable rate ranging from 1.00% to 1.75%
The Amended Credit Facility contains affirmative and negative covenants, financial covenants and events of default, including without limitation restrictions on (a) the incurrence of additional indebtedness; (b) investments in and acquisitions of other businesses, lines of business and divisions; (c) the making of dividends or capital stock purchases; and (d) dispositions of assets. Dividends and share repurchases are permitted in annual amounts not exceeding the greater of $75 million annually and 25% of consolidated EBITDA if there is no default. If the consolidated net leverage ratio is less than 2.50 to 1.00, then the Company is no longer subject to restricted payments.
Financial covenants contained in the Amended Credit Facility include a consolidated interest coverage ratio test and a consolidated net leverage ratio test. The consolidated net leverage ratio at the end of a quarter may not be greater than 4.00 to 1.00, subject to a permitted increase during a four-quarter period after certain acquisitions. The Company has the option of replacing the consolidated net leverage ratio test with a consolidated senior net leverage ratio test if the Company issues certain types of unsecured notes, subject to certain limitations. Events of default in the Amended Credit Facility include without limitation defaults for non-payment, breach of representations and warranties, non-performance of covenants, cross-defaults, insolvency, and a change of control in certain circumstances. The occurrence of an event of default under the Amended Credit Facility could result in all loans and other obligations becoming immediately due and payable and the Amended Credit Facility being terminated. As of December 31, 2022 and December 31, 2021, the Company was in compliance with all of the Amended and Original Credit Facility covenants.
The weighted average variable interest rate incurred on the outstanding borrowings under the Original Credit Facility and the Amended Credit Facility during the twelve months ended December 31, 2022 was approximately 3.0%. As of December 31, 2022, the interest rate on the outstanding borrowings under the Amended Credit Facility was approximately 4.9%. In addition to paying interest on outstanding principal under the Original Credit Facility, the Company was required to pay a commitment fee ranging from 0.2% to 0.3% depending on the Company’s consolidated net leverage ratio under the Original Revolver in respect of the unutilized commitments thereunder. As part of the Amended Credit Facility, the Company is required to pay a commitment fee ranging from 0.150% to 0.275% related to unutilized commitments under the Amended Revolver, depending on the Company’s consolidated net leverage ratio. The Company had unused capacity under the Amended Revolver of approximately $301.1 million, which is net of bank letters of credit of approximately $3 million, as of December 31, 2022.
The Company previously capitalized $23.7 million of certain third-party debt issuance costs in connection with executing the Original Credit Facility. Approximately $15.5 million of the capitalized costs were attributed to the Original Term Loans and recorded as a direct reduction of Long-term debt on the Company’s Consolidated Balance Sheet. Approximately $8.3 million of the capitalized costs were attributed to the Original Revolver and recorded within Other assets on the Company’s Consolidated Balance Sheet. These capitalized costs are being amortized into interest expense over the five year term of the Original Credit Facility. Prior to executing the Amended Credit Facility, as of December 31, 2021, the Company had $8.0 million of debt issuance costs recorded as a reduction of Long-term debt attributable to the Original Credit Facility and $4.3 million of debt issuance costs recorded within Other assets attributable to the Original Credit Facility.
In connection with executing the Amended Credit Facility, the Company recorded a loss on extinguishment of debt of approximately $6.8 million which includes the write-off of certain previously unamortized deferred financing costs as well as a portion of the third-party and creditor debt issuance costs incurred to execute the Amended Credit Facility. Also in connection with executing the Amended Credit Facility, during the second quarter of 2022, the Company capitalized $2.2 million of certain third-party and creditor debt issuance costs. Approximately $0.7 million of the capitalized costs were attributed to the Amended Euro Term Loan and Amended U.S. Term Loan. These costs were recorded as a direct reduction of Long-term debt on the Consolidated Balance Sheet. Approximately $1.5 million of the capitalized costs were attributed to the Amended Revolver and recorded within Other assets on the Consolidated Balance Sheet. These capitalized costs, as well as the previously capitalized costs that were not written off will collectively be amortized into Interest expense over the five year term of the Amended Credit Facility. As of December 31, 2022, the Company had $2.0 million of debt issuance costs recorded as a reduction of Long-term debt on the Consolidated Balance Sheet and $4.3 million of debt issuance costs recorded within Other assets on the Consolidated Balance Sheet.
The Original Credit Facility required the Company to fix its variable interest rates on at least 20% of its total Term Loans. In order to satisfy this requirement as well as to manage the Company’s exposure to variable interest rate risk associated with the Credit Facility, in November 2019, the Company entered into $170.0 million notional amounts of three year interest rate swaps at a base rate of 1.64% plus an applicable margin as provided in the Credit Facility, based on the Company’s consolidated net leverage ratio. At the time the Company entered into the swaps, the aggregate interest rate on the swaps, including the fixed base rate plus an applicable margin, was 3.1%. The Amended Credit Facility does not require the Company to fix variable interest rates on any portion of its borrowings. In October 2022, the Company’s interest rate swap contracts expired. Upon expiration, the Company received a cash payment from the counterparties of $0.2 million. See Note 25 of Notes to Consolidated Financial Statements.
Industrial development bonds
As of December 31, 2022 and 2021, the Company had fixed rate, industrial development authority bonds totaling $10.0 million in principal amount due in 2028. These bonds have similar covenants to the Amended Credit Facility noted above.
Bank lines of credit and other debt obligations
The Company has certain unsecured bank lines of credit and discounting facilities in certain foreign subsidiaries, which are not collateralized. The Company’s other debt obligations primarily consist of certain domestic and foreign low interest rate or interest-free municipality-related loans, local credit facilities of certain foreign subsidiaries and capital lease obligations. Total unused capacity under these arrangements as of December 31, 2022, was approximately $35 million.
In addition to the bank letters of credit described in the “Credit facilities” subsection above, the Company’s only other off-balance sheet arrangements include certain financial and other guarantees. The Company’s total bank letters of credit and guarantees outstanding as of December 31, 2022 were approximately $5 million.
The Company incurred the following debt related expenses included within Interest expense, net, in the Consolidated Statements of Operations:

	Year Ended December 31,
	2022	2021	2020
Interest expense	$33,691	$19,089	$23,552
Amortization of debt issuance costs	2,942	4,749	4,749
Total	$36,633	$23,838	$28,301
Based on the variable interest rates associated with the Amended Credit Facility and the Original Credit Facility, as of December 31, 2022 and 2021, the amounts at which the Company’s total debt were recorded are not materially different from their fair market value.
At December 31, 2022, annual maturities on long-term borrowings maturing in the next five fiscal years (excluding the reduction to long-term debt attributed to capitalized and unamortized debt issuance costs) are as follows:

For the year ended December 31, 2023	$19,063
For the year ended December 31, 2024	23,740
For the year ended December 31, 2025	37,745
For the year ended December 31, 2026	37,705
For the year ended December 31, 2027	825,964
Total maturities on debt in the next five fiscal years	944,217